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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 1, 2003



                               BRIGHTPOINT, INC.
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             (Exact name of Registrant as specified in its charter)


          DELAWARE                       0-23494                 35-1778566
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)



501 Airtech Parkway, Plainfield, Indiana                         46168
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (317) 707-2355
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(Former name or former address, if changed since last report)



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Item 9.   Regulation FD Disclosure

                  The following information is furnished in satisfaction of Item 12 "Disclosure of Results of Operations and Financial Condition" of Form 8-K and is being presented under Item 9 "Regulation FD Disclosure" pursuant to the interim guidance of the Securities and Exchange Commission contained in its Release no. 33-8216 and 34-47583.

                  On May 1, 2003, Brightpoint, Inc. (the "Company") issued the news release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

                  The press release includes certain non-GAAP financial measures for the periods presented that are stated on a pro forma basis excluding certain specified items. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are excluded from (or included in) the most directly comparable measure calculated and or presented in accordance with GAAP in the Company's financial statements. The press release contains a qualitative reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management of the Company has chosen to provide the non-GAAP information in the press release because it believes that it provides a meaningful comparison of the Company's continuing operations for the periods presented. The non-GAAP financial measures used by the Company should not be considered in isolation or as a substitution for measures of financial performance prepared in accordance with GAAP.

                  The press release contains certain forward-looking statements that are subject to the safe harbor of the Private Securities Litigation reform Act of 1995. Reference is made to Exhibit 99.2 to this Form 8-K for a description of certain risks and uncertainties which could affect such forward-looking statements.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                BRIGHTPOINT, INC.
                               (Registrant)


                                By: /s/ Steven E. Fivel
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                                    Steven E. Fivel
                                    Executive Vice President and General Counsel


Date: May 1, 2003




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